                       MCI WORLDCOM NETWORK SERVICES, INC.

                      CLASSIC/TRANSCEND-TM- SWITCHED SERVICES

                                 AMENDMENT NO. 4

         This Amendment No. 4 is made as of the 21 day of December , 1999, by and between Logix Communications Corporation ("CUSTOMER") and MCI
WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.), a Delaware corporation ("MCI WORLDCOM") to that certain CLASSIC/TRANSCEND-TM- Telecommunications Services Agreement (the "TSA") dated June, 1998, by and between Customer and MCI WorldCom, including those certain Program Enrollment Terms, any applicable Attachments and that certain Amendment No. 1 dated January 1, 1999, that certain Amendment No. 2 dated October 1, 1999, and that certain Amendment No. 3 dated January 1, 2000. In the event of any conflict between the terms of the TSA, the PET, any applicable Attachments, Amendment No. 1, Amendment No. 2 and Amendment No. 3 and the terms of this Amendment No. 4, the terms of this Amendment No. 4 shall control. The TSA along with the PET, all applicable Attachments, Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment No. 4 shall collectively be referred to as the "AGREEMENT".

         The parties agree for good and valuable consideration, intending legally to be bound, as follows:

1.       SPECIAL RATES.

         (A) Commencing with Customer's December, 1999 billing period (i.e. January, 1999 invoice) and continuing through the end of the Service Term, Customer's Interstate CALLING CARD Service charge described in Section 1. of that certain Attachment for CALLING CARD Service dated concurrently herewith will be $0.0900.

         (B) Commencing with Customer's December, 1999 billing period (i.e., January, 1999 invoice) and continuing through the end of the Service Term, the parties agree to substitute the Rate Schedule described in Subsection 1.(1)(a) of that certain Attachment for DEBIT CARD Service dated concurrently herewith to read in its entirety as follows:

                  (a)      If Customer's order is for less than 200,000 Units:
                           $0.1000.

2. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the applicable Service Term and any extensions thereof.


                                 Page 1 of 2
                                 CONFIDENTIAL

         IN WITNESS WHEREOF the parties have entered into this Amendment No. 4 on the date first written above.

MCI WORLDCOM NETWORK                    LOGIX COMMUNICATIONS CORPORATION
SERVICES, INC.

By: /s/ James Foran                     By: /s/ Albert H. Pharis, Jr.
   ------------------------------          -----------------------------------
Print Name: James Foran                 Print Name: /s/ Albert H. Pharis,  Jr.
           ----------------------                  ---------------------------
Title: Regional Sales Director          Title: CEO
      ---------------------------             -----------------------------



                                 Page 2 of 2
                                 CONFIDENTIAL

                        WORLDCOM NETWORK SERVICES, INC.

                      ATTACHMENT FOR CALLING CARD SERVICE

         This Attachment for CALLING CARD SERVICE is made by and between Logix Communications Corporation ("CUSTOMER") and WorldCom Network Services, Inc. ("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET, the applicable Attachment(s) or the Tariff (as defined below), whichever is applicable.
NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

                  During the Service Term of the Agreement, MCI WorldCom will provide "CALLING CARD SERVICE" which is accessed only by dialing the unique toll free access number assigned by MCI WorldCom to Customer. With respect to Domestic Interstate and International CALLING CARD Service, this Attachment incorporates by reference the terms of MCI Tariff FCC No. 1 (the "Tariff"), which may be modified from time to time by MCI WorldCom in accordance with law and thereby affect the Services furnished Customer hereunder, except that the terms and conditions contained in the TSA, the PET or this Attachment shall supplement or, to the extent inconsistent, supersede the Tariff terms and conditions. For purposes of this Attachment, references to "MCI FEATURE CARD Service (Option T)" or "Connections Card Service" will be deemed to refer to "CALLING CARD Service".

I.       CALLING CARD SERVICE CHARGES.

         For purposes of this Attachment, Customer's "Switched Services Revenue" will be comprised of (i) Customer's gross (i.e., prior to the application of discounts) measured and per call CALLING CARD Service charges described below (i.e.,interstate, intrastate and international), (ii) Customer's Calling Card Service Surcharges described below, and (iii) Customer's Calling Card Feature Service charges described below.


         JURISDICTION                                           RATE PER MINUTE*
         --------------------------------------------------------------------------------
         INTERSTATE
         Within the 48 contiguous United States, Alaska,        $0.1300 per minute
           Hawaii, Puerto Rico and the United States Virgin
           Islands
         --------------------------------------------------------------------------------
         INTRASTATE                                             $0.1300 per minute
         --------------------------------------------------------------------------------
         INTERNATIONAL                                          SEE Section C.3.07312 of the
                                                                Tariff and Section 3.0734 of
                                                                the Tariff with respect to calls
                                                                from one International location
                                                                to another.
         --------------------------------------------------------------------------------

         * Notes: If Customer's Minimum Revenue Commitment described in the PET is less than $10,000, Customer's Interstate rate will be $0.25 per minute and will not be subject to any discount.

                                 Page 1 of 5
                                 CONFIDENTIAL

II.      CREDITS/DISCOUNTS.

         (A) During each month of the Service Term, Customer shall receive a NonInternational usage credit (the "DOMESTIC CREDIT") calculated by multiplying the applicable percentage shown below based on Customer's Monthly Revenue (as defined in the PET) times Customer's domestic interstate and intrastate usage charges for CALLING CARD Service (exclusive of monthly recurring charges, taxes, surcharges, installation charges, CALLING CARD Service surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with CALLING CARD Service). Customer shall also receive an International usage credit (the "INTERNATIONAL CREDIT") calculated by multiplying seventy percent (70%) times Customer's International usage charges for CALLING CARD Service (exclusive of monthly recurring charges, taxes, surcharges, installation charges, CALLING CARD Service surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with CALLING CARD Service.


                                       Non-International
         Monthly Revenue                    Discount
                                            --------
         $ 10,000 - $ 49,999                0.0%
         $ 50,000 - $ 99,999                3.5%
         $100,000 - $249,999                5.0%
         $250,000 - $499,999                6.5%
         $500,000 - $749,999                10.0%
         $750,000 - $999,999                12.5%
             $1,000,000+                    15.0%

         (B) The Domestic Credit and the International Credit described above are in lieu of any Tariff discounts including, without limitation, discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS or MCI CAS PLUS Service.

III.     CALLING CARD SERVICE SURCHARGES.

         (A) The following CALLING CARD Service surcharges shall be charged according to the following schedule:

                                                                                       DIRECT
                   FROM                                       TO                        DIAL
         --------------------------                  --------------------------        ------
         Within the 48 contiguous                    U.S. (Interstate)                  $0.00
         United States ("U.S.")
         --------------------------                  --------------------------        ------
         U.S.                                        U.S. Intrastate                    $0.25
         --------------------------                  --------------------------        ------
         Alaska, Hawaii, Puerto Rico                 U.S.                               $0.25
         and United States Virgin
         Islands
         --------------------------                  --------------------------        ------
         U.S.,   Alaska,   Hawaii,                   Alaska, Hawaii, Puerto Rico        $0.25
         Puerto  Rico and  United                    and  United  States Virgin
         States Virgin Islands                       Islands
         --------------------------                  --------------------------        ------
         U.S.,   Alaska,   Hawaii,                   Canada                             $0.25
         Puerto  Rico and  United
         States Virgin Islands
         --------------------------                  --------------------------        ------


                                 Page 2 of 5
                                 CONFIDENTIAL

         --------------------------                  --------------------------        ------
         U.S., Alaska, Hawaii,                          International locations         $1.25
         Puerto Rico and United
         States Virgin Islands
         --------------------------                  --------------------------        ------
         Canada                                         Alaska, Hawaii, Puerto Rico     $1.00
                                                        and  United States Virgin
                                                        Islands
         --------------------------                  --------------------------        ------
         Canada                                         International locations         $1.25
         --------------------------                  --------------------------        ------
         U.S. (Payphone)                                Any location                    $0.30
         --------------------------                  --------------------------        ------


IV.      FULFILLMENT.

         If Customer elects to use MCI WorldCom for fulfillment, Customer shall pay MCI WorldCom the fulfillment charges associated with Customer's usage of CALLING CARD Service, as determined by MCI WorldCom.

V.       SET UP CHARGES.

         Customer agrees to pay $600 for every instance of special branding (i.e., greeting and/or closing) requested by Customer in connection with CALLING CARD Service.

VI.      FRAUD DETECTION PROCEDURES.

         Customer shall be responsible for any and all fraud associated with its usage of CALLING CARD Service, except as set forth below:

                  (1) All calling card calls will be validated by MCI WorldCom to permit only those calls authorized or facilitated by Customer or legitimate card holders. MCI WorldCom will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and MCI WorldCom will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI WorldCom receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently.

                  (2) In addition, all CALLING CARD Service calls will be monitored by MCI WorldCom for misuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI WorldCom shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

                  (3) MCI WorldCom will not hold the Customer responsible for "Service Fraud" (as defined herein) associated with the unauthorized use of an MCI WorldCom CALLING CARD. For purposes of this Attachment, "SERVICE FRAUD" shall consist of unauthorized use of an MCI WorldCom CALLING CARD following the involuntary theft or loss of a card which was not intentionally facilitated or authorized (either explicitly or implicitly) by Customer or an authorized user. Service Fraud often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the


                                 Page 3 of 5
                                 CONFIDENTIAL
                  like. MCI WorldCom shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or authorized (either explicitly or implicitly) by an authorized user.

                  (4) In the event MCI WorldCom is unable to contact Customer of suspected abuse of the CALLING CARD Service, in order to minimize potential abuse, MCI WprldCom may deactivate any calling card which has exceeded established fraud detection parameters or which MCI WorldCom has reason to believe is or may be used fraudulently. In such event MCI WorldCom will have no liability to Customer or any End User in connection with such deactivation or failure to deactivate such calling card.

VII.     TARIFFED FEATURE SERVICES.

         (A)      Customer agrees to pay the rates set forth in Subsection
         C.3.21 of the Tariff for all Tariffed Feature Services (i.e., Conference Calling and Operator Services).

         (B) In lieu of any discounts set forth in the Tariff, Customer will be entitled to the following applicable incremental discounts on Customer's usage of Tariffed Feature Services (i.e., conference calling) as determined by Customer's Tariffed Feature Services Monthly Usage (as defined in Subsection (D) below).


             Tariffed Feature
         Services Monthly Usage           Discount
         ----------------------           --------
         $      0 - $    999                3.0%
         $  1,000 - $ 19,999                6.0%
         $ 20,000 - $ 49,999                6.5%
         $ 50,000 - $ 99,999                7.0%
         $100,000 - $249,999                7.5%
         $250,000 - $374,999                8.0%
             $375,000 +             8.5%


         (C) The discounts described in Subparagraph VII.(B) above shall apply only to Customer's usage of Tariffed Feature Services provided pursuant to MCI WorldCom is standard rates, terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with Tariffed Feature Services.

         (D) "TARIFFED FEATURE SERVICES MONTHLY USAGE" shall mean Customer's monthly combined recurring and usage charges for Tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for services provided under the Tariff.

VIII.    NON-TARIFFED FEATURE SERVICES.

         (A) Customer agrees to pay standard rates for all Non-Tariffed Feature Services (i.e., Message Store and Forward, Flexible Routing for Voice Mail, Voice News Network and
         Speed Dialing).


                                 Page 4 of 5
                                 CONFIDENTIAL

         (B) Customer will be entitled to the following applicable incremental discounts on Customer's usage of non-tariffed CALLING CARD Services (Conference Calling, Message Store and Forward) as determined by Customer's Non-Tariffed Feature Services Monthly Usage (as defined in Subsection (D) below):


         Non-Tariffed Feature
         Services Monthly Usage           Discount
         ----------------------           --------
         $      0 - $    999                3.0%
         $  1,000 - $ 19,999                6.0%
         $ 20,000 - $ 49,999                6.5%
         $ 50,000 - $ 99,999                7.0%
         $100,000 - $249,999                7.5%
         $250,000 - $374,999                8.0%
             $375,000 +             8.5%


         (C) The discounts described in Subparagraph (B) above shall apply only to Customer's Calling Card usage of non-tariffed Feature Services provided pursuant to MCI WorldCom is standard rates, terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with non-tariffed Feature Services.

         (D) "NON-TARIFFED FEATURE SERVICES MONTHLY USAGE" shall mean Customer's monthly combined recurring and usage charges for non-tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for services provided under the Tariff.

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for CALLING
CARD Service as of the date shown below.


LOGIX COMMUNICATIONS CORPORATION            WORLDCOM NETWORK SERVICES, INC.

Customer's Initials /s/ AHP                   MCI WorldCom's Initials /s/ JF
                   ----------                                      --------
Date:  12-17-99                             Date:  12-21-99
     ------------------------                    --------------------------


                                 Page 5 of 5
                                 CONFIDENTIAL

                         WORLDCOM NETWORK SERVICES, INC.
                        ATTACHMENT FOR DEBIT CARD SERVICE


         This Attachment for DEBIT CARD Service is made by and between LOGIX COMMUNICATIONS CORPORATION ("CUSTOMER") and WorldCom Network ervices, Inc. ("MCI WORLDCOM") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET, the applicable Attachment(s) or the Tariff (as defined below), whichever is applicable. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

         During the Service Term of the Agreement, MCI WorldCom will provide "DEBIT CARD Service" pursuant to which Customer shall utilize MCI WorldCom for the debit card platform and transport of Customer's domestic interstate termination of debit card traffic. With respect to Domestic Interstate and International DEBIT CARD Service, this Attachment incorporates by reference the terms of MCI Tariff FCC No. 1 (the "TARIFF'), which may be modified from time to time by MCI WorldCom in accordance with law and thereby affect the Services furnished Customer hereunder, except that the terms and conditions contained in the TSA, the PET or this Attachment shall supplement or, to the extent inconsistent, supersede the Tariff terms and conditions. With respect to Intrastate DEBIT CARD Service, this Attachment incorporates by reference each applicable state tariff filed by MCI WorldCom, which may be modified from time to time by MCI WorldCom, and thereby affect the Services furnished. For purposes of this Attachment, with respect to domestic calls, a "DEBIT CARD UNIT" shall equal one minute of usage.

l.       DEBIT CARD SERVICE CHARGES.

         The rates shown below shall include access to the MCI WorldCom debit card platform, transport, order entry and debit card activation. Customer shall pay the following rate per Debit Card Unit, as determined by the number of Debit Card Units purchased by Customer in each individual purchase, and not determined by the aggregate number of Debit Card Units purchased throughout the Service Term. Customer will not be charged for incomplete calls (i.e., calls not answered at the ultimate destination).

         NOTE: The rates listed below do not include operator services or customer service for Customer's End Users. If Customer chooses to purchase operator services, pursuant to the terms and conditions of the Tariff, an additional $0.01 per DEBIT CARD UNIT shall be added to the rates below.

         (1) Customer's rate per Unit will be as follows based on Customer's Minimum Revenue Commitment (as described in the PET) and the number of Units per Order:

                  (a)      If Customer's order is for less than 200,000 Units:


                                 Page 1 of 4
                                 CONFIDENTIAL


                           Minimum Revenue Commitment          Rate
                           --------------------------         -------
                           $      0 - $ 49,999                $0.1150
                           $ 50,000 - $ 99,999                $0.1110
                           $100,000 - $249,999                $0.1093
                           $250,000 - $499,999                $0.1075
                           $500,000 - $749,999                $0.1035
                           $750,000 - $999,999                $0.1006
                              $1,000,000+                     $0.0978


                  (b) If Customer's order is for between 200,000 and 399,999 Units:



                           Minimum Revenue Commitment          Rate
                           --------------------------         -------
                           $      0 - $ 49,999                $0.1139
                           $ 50,000 - $ 99,999                $0.1098
                           $100,000 - $249,999                $0.1081
                           $250,000 - $499,999                $0.1064
                           $500,000 - $749,999                $0.1024
                           $750,000 - $999,999                $0.0995
                              $1,000,000+                     $0.0966


                  (c) If Customer's order is for between 400,000 and 599,999 Units:



                           Minimum Revenue Commitment          Rate
                           --------------------------         -------
                           $      0 - $ 49,999                $0.1116
                           $ 50,000 - $ 99,999                $0.1087
                           $100,000 - $249,999                $0.1070
                           $250,000 - $499,999                $0.1052
                           $500,000 - $749,999                $0.1012
                           $750,000 - $999,999                $0.0983
                                $1,000,000+                   $0.0955


                  (d) If Customer's order is for between 600,000 and 799,999 Units:



                           Minimum Revenue Commitment          Rate
                           --------------------------         -------
                           $      0 - $ 49,999                $0.1082
                           $ 50,000 - $ 99,999                $0.1075
                           $100,000 - $249,999                $0.1058
                           $250,000 - $499,999                $0.1041
                           $500,000 - $749,999                $0.1001
                           $750,000 - $999,999                $0.0972.
                               $1,000,000+                    $0.0943


                  (e) If Customer's order is for between 800,000 and 999,999 Units:



                           Minimum Revenue Commitment          Rate
                           --------------------------         -------


                                 Page 2 of 4
                                 CONFIDENTIAL




                           $      0 - $ 49,999                $0.1039
                           $ 50,000 - $ 99,999                $0.1064
                           $100,000 - $249,999                $0.1047
                           $250,000 - $499,999                $0.1029
                           $500,000 - $749,999                $0.0989
                           $750,000 - $999,999                $0.0960
                               $1,000,000+                    $0.0932

                  (f) If Customer's order is equal to or greater than 1,000,000 Units:


                           Minimum Revenue Commitment          Rate
                           --------------------------         -------
                           $      0 - $ 49,999                $0.0987
                           $ 50,000 - $ 99,999                $0.1052
                           $100,000 - $249,999                $0.1035
                           $250,000 - $499,999                $0.1018
                           $500,000 - $749,999                $0.0978
                           $750,000 - $999,999                $0.0949
                               $1,000,000+                    $0.0920


         (2) Customer shall order a minimum of $10,000 in Debit Card Units per order. Notwithstanding anything to the contrary contained in the Agreement, Customer shall prepay MCI WorldCom for all orders under this Attachment before MCI WorldCom will be obligated to accept such orders.

         (3) Customer may order, at no cost to Customer, one primary identification number (PIN) for every five (5) Debit Card Units purchased. Further, Customer agrees to pay a set-up charge of $0.06 per PIN for every PIN ordered by Customer in excess of the ration of one PIN per five Debit Card Units as described herein.

         (4) Customer's Debit Card Units will be reduced by the Debit Card Units utilized by completed calls (calls that are answered at the ultimate destination). MCI WorldCom shall determine the number of Debit Card Units necessary to receive one minute of international calling ("DEPLETION SCHEDULE"). The current Depletion Schedule is shown on Schedule DC-A ("DEPLETION SCHEDULE"). MCI WorldCom retains the right to develop and implement (upon thirty (30) day prior notice) a separate and distinct Depletion Schedule which shall supersede the Depletion Schedule. Customer shall receive no refund or reimbursement for unused Debit Card Units at any time including upon the expiration, cancellation or earlier termination of this Agreement.

         (5) In addition to the above rates, Customer shall pay an additional Six Hundred Dollar ($600.00) charge for each customized script identifying Customer to its End Users.

         (6) Customer shall be solely responsible for all card fulfillment and end user customer service.

         (7) Customer shall not include MCI WorldCom is name or logo on any Customer debit card.

         (8) For purposes of this Attachment, Customer's "SWITCHED SERVICES REVENUE" will be comprised of Customer's unit charges described in Subpart (1) above.

                                Page 3 of 4
                                CONFIDENTIAL

         (9) Customer's Debit Card Units will be reduced by two (2) Units (the "DEPLETION RATE") for every completed Debit Card call originated from a payphone, MCI WorldCom reserves the right, upon at least thirty (30) days' prior written notice, to modify the Depletion Rate for completed calls originated from payphones.

         IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for DEBIT CARD Service as of the date shown below.



Logix Communications Corporation            WORLDCOM NETWORK SERVICES, INC.

Customer's Initials /s/ AHP                 MCI WorldCom's Initials /s/ JF
                   -------------                                   --------
Date:  12-17-99                             Date: 12-21-99
     ---------------------------                 --------------------------


                                Page 4 of 4
                                CONFIDENTIAL